MDP LOW VOLATILITY FUND

Class A Shares - MDPMX

Class I Shares – MDPLX

Supplement dated August 26, 2024 to Prospectus and Statement of Additional Information dated May 31, 2024

The Board of Trustees of Valued Advisers Trust (the “Board”) authorized an orderly liquidation of the MDP Low Volatility Fund (the “Fund”), a series of Valued Advisers Trust. The Board determined on August 23, 2024 that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

The Fund’s investment adviser informed the Board of its view that it no longer is economically feasible to continue managing the Fund because of the Fund’s small size and the difficulty encountered in attracting assets.

The Fund is no longer accepting purchase orders for its shares, and it will close effective as of September 24, 2024 (“Closing Date”). Shareholders may redeem Fund shares at any time prior to this Closing Date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” in the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer or other financial intermediary and are held in a brokerage or other investment account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer or other financial intermediary for deposit into your brokerage or other investment account.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the Closing Date. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

For additional information regarding the liquidation, shareholders of the Fund may call (833) 914-3344.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 31, 2024, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (833) 914-3344.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE